UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2006

SRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31334	54-1360804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Fair Lakes Court Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.   REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01.	Entry into a Material Definitive Agreement.

On August 22, 2006, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of SRA International, Inc., (the “Company”) approved the following actions with regard to the compensation of the Company’s named executive officers:

Annual Base Salary

The Compensation Committee approved the annual base salaries, effective July 1, 2006, for each named executive officer listed below after a review of performance and competitive market data.

Named Executive Officer	Title	Base Salary Effective July 1, 2006

Renato A. DiPentima	President and Chief Executive Officer	$435,000
Stephen C. Hughes	Executive Vice President, Chief Financial Officer and Chief of Finance and Administration	$290,000
Barry S. Landew	Executive Vice President of Corporate Development	$270,000
Ernst Volgenau	Chairman	$195,000

Annual Cash Incentive Compensation

The Compensation Committee approved the cash bonus targets for each named executive officer listed below. The cash bonus target is based upon achieving 100 percent of the named executive officer’s performance goals. The performance goals generally include measures of the Company’s financial performance for the current fiscal year and include, among others, company-wide revenue, earnings per share and net income.

Named Executive Officer	Title	Cash Bonus Target

Renato A. DiPentima	President and Chief Executive Officer	$525,000
Stephen C. Hughes	Executive Vice President, Chief Financial Officer and Chief of Finance and Administration	$350,000
Barry S. Landew	Executive Vice President of Corporate Development	$320,000
Ernst Volgenau	Chairman	$—

Stock Option and Restricted Stock Compensation

The Compensation Committee approved the stock option and restricted stock share targets for each named executive officer listed below. The stock option and restricted stock share targets are based upon achieving 100 percent of the named executive officer’s performance goals described above. Earned stock options and restricted stock shares are typically awarded following the fiscal year-end. Once awarded, these instruments will vest at the rate of 25 percent per year over four years, beginning on the date of grant. The stock option purchase price and the value of the restricted stock shares will be determined by the fair market value on the date of grant.

Named Executive Officer	Title	Stock Option Target	Shares of Restricted Stock Target

Renato A. DiPentima	President and Chief Executive Officer	—	—
Stephen C. Hughes	Executive Vice President, Chief Financial Officer and Chief of Finance and Administration	7,260	1,815
Barry S. Landew	Executive Vice President of Corporate Development	7,260	1,815
Ernst Volgenau	Chairman	—	—

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 28, 2006, the Company announced that David A. Kreigman, Chief Operating Officer, is retiring from the Company effective September 15, 2006.

A copy of the press release, dated August 28, 2006, announcing the retirement is attached hereto as Exhibit 99.1.

SECTION	9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Exhibit

99.1	Press Release dated August 28, 2006, announcing the retirement of Chief Operating Officer, David A. Kreigman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: August 29, 2006	/s/ STEPHEN C. HUGHES

Stephen C. Hughes

Executive Vice President, Chief Financial Officer and Chief of Finance and Administration